Osterweis Short Duration Credit Fund (ZEOIX) Summary Prospectus | June 30, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at www.osterweis.com/prospectus. You may also obtain this information at no cost by calling (866) 236-0050 or by e-mail at marketing@osterweis.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2023 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Short Duration Credit Fund (the “Fund”) seeks low volatility and absolute returns consisting of income and moderate capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)(2)	0.24%
Total Annual Fund Operating Expenses(3)	0.99%

(1)“Other Expenses” include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Osterweis Capital Management, Inc. (the “Adviser”).
(2)The Zeo Short Duration Income Fund, a series of Northern Lights Fund Trust (the “Predecessor Fund” or “Predecessor Short Duration Income Fund”), reorganized into the Fund following the close of business on October 7, 2022. Other Expenses are based on estimated amounts for the current fiscal year.
(3)The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 0.99% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least October 10, 2024, except that the Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $101	3 Years: $302	5 Years: $521	10 Years: $1,148

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Osterweis Capital Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing primarily in fixed income securities and by actively managing interest rate and default risks. The Fund takes a sustainable credit approach to investment analysis, combining rigorous fundamental analysis with an in-depth evaluation of sustainable investing factors to identify investments. In doing so, the Fund’s strategy is managed with a focus on delivering low volatility and absolute returns by using fundamental analysis to construct a portfolio consisting primarily of carefully selected, short duration fixed-income securities issued by companies who prioritize making progress in key areas of sustainable business practices. Relative sustainable practices and exclusions based on specific environmental, social and governance (ESG) risks are both considerations in the Adviser’s fundamental and sustainable credit research process.

Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus any borrowings for investment purposes, in fixed income securities of sustainable companies. The Fund defines a “sustainable company” as a company that seeks to improve its financial position and/or maintain its competitive advantage by, among other things, proactively addressing ESG risks material to its business operations. At the time of purchase, companies added to the Fund’s portfolio must, in the Adviser’s judgement, align with the Adviser’s proprietary Sustainability Spectrum® sustainable business practices criteria, as described below.

The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities. Convertible bonds provide interest income as well as capital appreciation if the value of equity conversion feature increases, though the Fund primarily considers convertible bonds in which the equity conversion feature is not a significant portion of the bond’s value. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity.

Though the Fund can invest in securities domiciled in foreign countries (including emerging markets) and denominated in foreign currencies, the Fund invests primarily in securities denominated in U.S. dollars issued by issuers domiciled in developed markets. The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index. The Fund may invest a majority of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

The Adviser seeks to preserve the Fund’s principal by managing interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average portfolio duration of 3.5 years or less by investing in short-term, medium-term and floating rate securities. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2 would be expected to decrease in price 2% for every 1% rise in interest rates.

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value. The Adviser believes that the combination of this fundamental analysis and the short duration characteristics of the securities result in a low volatility, absolute return risk profile.

The Adviser further manages default risk by considering whether an issuer’s management is making deliberate business decisions around the ESG factors most relevant to its operations. By recognizing that ESG risk factors are credit factors impacting a company’s creditworthiness, the Adviser aims to evaluate if a business is operating in a sustainable and responsible way to preserve its competitive advantage and maintain its staying power. The Adviser seeks to invest in companies who are leaders in their sectors in key areas of sustainable business practices or who are making or are likely to make visible progress toward appropriate sustainable practices. The Adviser evaluates each issuer using its proprietary Sustainability Spectrum,® which considers each company’s level of awareness, strategy, execution, and measurement regarding relevant sustainability factors. By monitoring Sustainability Spectrum® status over time, the Adviser aims to invest in issuers who are proactively seeking to mitigate unexpected liabilities and volatility catalysts that can arise from neglected ESG risks. The Adviser leverages proprietary research that seeks to understand sustainable business practices and ESG risks for securities added to the portfolio. The Adviser considers ESG factors to be credit factors, and systematically integrates them into its credit analysis and investment decision-making process. Specific key areas will vary by industry, and the weight of consideration can vary by company.

The Adviser does not employ negative screening. However, the Adviser tends to disqualify companies with exposure to industries with elevated risks and issues related to the five ESG focus areas noted below. Such industries include, for example, casinos (governance, external social), oil and gas (environmental) and weapons and alcohol (external social).

The Adviser utilizes a proprietary sustainability research database, fundamental sector research, and the portfolio managers’ evaluation in constructing the Fund’s portfolio. The portfolio management team also selects securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by Adviser. The sustainable credit research process considers environmental, social and governance risks and issues for an issuer through a review of five primary ESG focus areas: (1) environmental factors which assess environmental risks; (2) external social factors which assess the effect on people and communities outside of the company; (3) stakeholder factors which assess the effect on business constituents, such as employees, vendors and investors; (4) strategic and operational factors which assess the sustainability of the company’s business strategy and operations; (5) governance factors which assess ownership structure, risk management and oversight infrastructure and related exposures. The Adviser considers risks and opportunities holistically, meaning a security will not necessarily be excluded from investment due to an unfavorable evaluation of any one particular ESG factor if the overall analysis results in a favorable sustainability evaluation by the Adviser. Consistent with this approach, the Fund is permitted to invest in the securities of an issuer that may be at an earlier stage on the Adviser’s proprietary Sustainability Spectrum® with respect to ESG factors or has received lower ESG ratings from other commonly-known industry third-party services while also having a favorable non-ESG evaluation when measured at the time of investment, provided that the Adviser has determined that the company has placed and continues to maintain an acceptable level of emphasis on managing its ESG risks material to its business operations. The portfolio management team may also engage the issuer or relevant stakeholders of the issuer to gain a deeper understanding of a risk, promote improved risk management, and/or provide insight on potential opportunities.

The Adviser believes that both credit risk factors and sustainability factors contribute to an issuer’s creditworthiness and the combination of fundamental credit research and sustainable and responsible business practices result in a risk profile that is more likely to preserve capital and deliver attractive risk-adjusted total returns over time.

The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars. If the Fund invests in foreign currency denominated securities, the Fund restricts such activity to less than 50% of Fund assets.

The Adviser buys fixed income securities that meet its credit and sustainability analysis standards and that it believes offer the highest expected return among issuers of similar credit quality. The Adviser may sell a security when its expected return declines, the issuer’s credit quality or sustainability factors deteriorate, or to adjust portfolio-level duration or raise cash.

The Fund may engage in frequent trading of its portfolio, resulting in a higher turnover rate.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:
•Sustainable Investment Risk: The Fund follows a sustainable investment approach by investing in companies that demonstrate a focus on long-term sustainability in their overall strategy and business practices. In pursuing such a strategy, the Fund may forgo opportunities to gain exposure to certain companies, industries or sectors, and may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since sustainable investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account sustainable criteria for investments. Sustainability related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Osterweis’ criteria of sustainable investing will vary from other managers. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the Fund to adapt its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the Fund choosing to sell a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.
•Debt Securities Risks:
◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities (high yield/junk bonds) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.

◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.
◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may continue to do so.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Foreign Securities and Emerging Markets Risk: Investing in foreign securities may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•High Yield Securities (“Junk Bond”) Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones. Floating rate loans, for example, generally are subject to legal or contractual restrictions on resale. If the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Additionally, loan transactions may require extended settlement periods (i.e., more than seven days) before cash is received.
•Portfolio Turnover Risk: High portfolio turnover may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.
•Risks Associated with LIBOR Transition: Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Inter-bank Offered Rate (“LIBOR”), Euro Interbank Offered Rate (“EURIBOR”), Secured Overnight Financing Rate (“SOFR”) and other similar types of reference rates (each, a “Reference Rate”). Certain LIBOR settings ceased publication on December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative Reference Rates. SOFR  which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, have been identified as replacement rates, although other replacement rates could be adopted by market participants. The termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate, or any other changes or reforms to the determination or supervision of Reference Rates, could have an adverse impact on the market for, or value of any, securities or payments linked to those Reference Rates and other financial obligations held by the Fund, or on its overall financial condition or results of operations. In addition, any substitute Reference Rate, and any pricing adjustments imposed by a regulator or by counterparties or otherwise, may adversely affect a Fund’s performance and/or net asset value.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The Fund is the successor to the Predecessor Short Duration Income Fund, a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on October 7, 2022. The performance provided in the bar chart and table is that of the Predecessor Fund and the Fund. The bar chart below illustrates how the Predecessor Fund’s and the Fund’s total returns have varied from year to year for the past ten calendar years. The table below illustrates how the Predecessor Fund’s and the Fund’s average annual total returns over time compare with a domestic broad-based market index. The Predecessor Fund’s and the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Short Duration Credit Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	6.59%
Worst Quarter:	1Q, 2020	-10.73%

* The Osterweis Short Duration Credit Fund’s calendar year-to-date return as of March 31, 2023 was 0.10%.

Average Annual Total Returns As of December 31, 2022
	1 Year	5 Years	10 Years
Return Before Taxes	-8.72%	0.70%	1.88%
Return After Taxes on Distributions	-10.97%	-1.06%	0.29%
Return After Taxes on Distributions and Sale of Fund Shares	-5.14%	-0.17%	0.76%
ICE BofA 0-2 Yr. Duration BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)(1)(2)	-1.69%	2.39%	3.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	-13.01%	0.02%	1.06%

(1) Effective August 10, 2022, the primary benchmark changed from the Bloomberg U.S. Aggregate Bond Index to the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index as the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.
(2) Effective June 30, 2022, index returns include transaction costs, which may be higher or lower than the actual transaction costs incurred by the Fund.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax benefit for the investor.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

Venkatesh Reddy, CIO - Sustainable Credit – Portfolio Manager of the Fund and the Predecessor Fund since 2011.
Marcus Moore, CPA – Portfolio Manager of the Fund and the Predecessor Fund since July 2021.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050 or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.